EXPLANATORY NOTE

Incorporated herein by reference is the definitive version of the prospectus for Center Coast Brookfield Midstream Focus Fund and Center Coast Brookfield Energy Infrastructure Fund, each, a series of Brookfield Investment Funds, which was filed pursuant to Rule 497(c) under the Securities Act of 1933, as amended, on January 31, 2020 (SEC Accession No. 0001104659-20-009305).

Registrant Name	Fund Name and Classes	SEC Accession Number
Brookfield Investment Funds	Center Coast Brookfield Midstream Focus Fund — Classes A, C, I and Y Center Coast Brookfield Energy Infrastructure Fund — Classes A, C, I and Y	0001104659-20-009305

EXHIBIT INDEX

Index No.	Description of Exhibit

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase